EXHIBIT 10.73

SIXTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SIXTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT(this “Agreement”) is entered into as of this 5th day of January, 2021 (the “Effective Date”), by and among Gerber Finance Inc. (“Lender”), KBS Builders, Inc., a Delaware corporation, (the “Borrower”), ATRM Holdings, Inc., a Minnesota corporation, and Star Equity Holdings, Inc. (previously known as Digirad Corporation), a Delaware corporation (individually or collectively, as the context may require, “Guarantor”), having an address at 53 Forest Ave, Old Greenwich, CT 06831.

RECITALS
A.    Borrower has executed and delivered to Lender a certain Promissory Note, dated February 23, 2016, in the original maximum principal sum of Four Million Dollars ($4,000,000.00) (the “Note”) payable to the order of Lender.

B.    Lender and Borrower entered into a Loan and Security Agreement dated as of February 23, 2016, as amended by (i) the First Amendment to Loan and Security Agreement dated November 30, 2016, (ii) the Second Amendment to Loan and Security Agreement dated November 30, 2016, (iii) the Third Amendment to Loan and Security Agreement dated June 30, 2017, (iv) the Fourth Amendment to Loan and Security Agreement dated July 19, 2017, (v) the Fifth Amendment to Loan and Security Agreement dated September 29, 2017, (vi) the Sixth Amendment to Loan and Security Agreement dated December 22, 2017, (vii) a series of emails between representatives of the parties sent January 12 - 14, 2018 characterized as a Seventh Agreement of Amendment to Loan and Security Agreement), (viii) the Eight Amendment to Loan and Security Agreement dated October 1, 2018, (ix) the Ninth Amendment to Loan and Security Agreement dated February 22, 2019, (x) the Tenth Amendment to Loan and Security Agreement dated April 1, 2019, (xi) the Eleventh Amendment to Loan and Security Agreement dated April 15, 2019, (xii) Consent and Acknowledgement Agreement and Twelfth Amendment to Loan Agreement dated September 10, 2019, (xiii) the Thirteenth Amendment to Loan and Security Agreement dated January 31, 2020, (xiv) the Fourteenth Amendment to Loan and Security Agreement dated March 5, 2020, and (xv) the Fifteenth Amendment to Loan and Security Agreement dated April 1, 2020 (such Loan and Security Agreement, as so amended and as it may be further amended, restated, supplemented or otherwise modified from time to time, being the “Loan Agreement”). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Loan Agreement.

C.    The Loans are secured by, among other things, each Guarantor’s guaranty by its execution of the Loan Agreement as a Corporate Credit Party (“Guaranty”).

D.    ATRM Holdings, Inc. has executed an Amended and Restated Subordination Agreement dated January 31, 2020 and is a Subordinated Lender as defined in the Loan Agreement.

E.    Lone Star Co-Invest I, LP has executed an Amended and Restated Subordination Agreement dated January 31. 2020; Lone Star Value Management, LLC has executed an Amended and Restated Subordination Agreement dated January 31, 2020; and each is a Subordinated Lender as defined in the Loan Agreement.

F.    Star Equity Holdings, Inc. (previously known as Digirad Corporation) has executed an Amended and Restated Subordination Agreement dated January 31, 2020, and is a Subordinated Lender as defined in the Loan Agreement.

G.    Star Procurement, LLC has executed an Amended and Restated Subordination Agreement dated January 31, 2020 and is a Subordinated Lender as defined in the Loan Agreement.

H.    The Note, the Guaranty, each Subordination Agreement, the Loan Agreement, and all other Credit Documents and Ancillary Loan Documents executed by Borrower and Guarantor, Credit Parties and Ancillary Credit Parties and/or others in connection with the Loans in effect and as amended prior to the date hereof are hereafter collectively referred to as the “Original Loan Documents.” The Original Loan Documents, as further amended by this Agreement, and any and all other documents executed in connection with this Agreement, all as same may be further modified, amended, restated, consolidated, renewed, or replaced are hereafter collectively referred to as the “Loan Documents.”

I.    On December 23, 2020 an amendment to the Certificate of Incorporation of Digirad Corporation was executed with the State of Delaware changing the name of Digirad Corporation to Star Equity Holdings, Inc. effective January 1, 2021.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, in consideration of the Recitals above which are incorporated into and made a part of this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments to Loan Documents. Borrower, each Guarantor, each Credit Party, each Ancillary Credit Party and Lender agree (or to the extent they are not a party thereto, acknowledge) that the Loan Documents are hereby amended as of the Effective Date as follows:

(a)    The following definitions as set forth in Section 1.1 of the Loan Agreement are hereby inserted in the place of existing definitions as follows:

“Ancillary Credit Parties” means each Person (other than Lender) that executes any or multiple Credit Documents but not the Loan Agreement including but not limited to Jeffrey
E. Eberwein, who has executed two separate instruments of Guaranty dated November 20, 2017 and September 28, 2018, Lone Star Co-Invest I, LP, Lone Star Value Management, LLC, and Star Procurement, LLC which has each executed an Amended and Restated Subordination Agreement dated January 31, 2020.”

“Eligible Finished Goods Inventory” means Inventory owned by Borrower which Lender, in its sole and absolute discretion, determines: (a) is subject to a first priority perfected Lien in favor of Lender and is subject to no other Liens whatsoever other than Permitted Liens; (b) is located on premises owned or operated by Borrower; (c) is located on premises with respect to which Lender has received a landlord, mortgagee or warehouse agreement acceptable in form and substance to Lender; (d) is not in transit; (e) is not covered by a negotiable document of title, unless such document and evidence of acceptable insurance covering such Inventory has been delivered to Lender; (f) is in good condition and meets all standards imposed by any governmental agency, or department or division thereof having regulatory Governmental Authority over such Inventory, its use or sale including the Federal Fair Labor Standards Act of 1938 as amended, and all rules, regulations and orders thereunder; (g) is currently (i) fully assembled, completed and saleable in the form of completed homes consisting of multiple modules assembled together ready for sale and not yet invoiced or delivered to a particular customer of the Borrower and (ii) for which title remains with Borrower; (h) is not placed by Borrower on consignment or held by Borrower on consignment or other claim or offset from another Person; (i) is in conformity with the representations and warranties made by Borrower to Lender with respect thereto; (j) is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third parties; (k) does not require the consent of any Person for the completion of manufacture, sale or other disposition of such Inventory by Lender following an Event of Default and such completion, manufacture or sale does not constitute a breach or default under any contract or agreement to which Borrower is a party or to which such Inventory is or may be subject; (l) is not work-in-process, Eligible Raw Materials Inventory, or otherwise raw materials; (m) is covered by casualty insurance acceptable to Lender; (n) is not obsolete, defective or slow moving inventory; (o) is not packing or sample inventory; and (p) not to be ineligible for any other reason.”

“Inventory Availability” means the aggregate principal amount of Revolving Credit Advances against Eligible Inventory that Lender may from time to time make available to Borrower, which aggregate principal amount will not exceed the lesser of

(a)    the sum of

a.    the lesser of

i.    fifty percent (50%) of the value of Borrower's Eligible Finished Goods Inventory (calculated on the basis of lower of cost or market on a first-in first-out basis) less deposits or

ii.    $500,000,

plus

b.    the lesser of

i.    fifty percent (50%) of the value of Borrower's Eligible Raw Material Inventory (calculated on the basis of the lower of cost or market, on a first- in first-out basis) or

ii.    $500,000;
or

(b)    the lesser of

a.    1.25    times    the    amount    of    Accounts Availability, or

b.    $1,000,000.”

(b)    The provisions of Article IX of the Loan Agreement are hereby amended to provide that they do not apply to Star Equity Holdings, Inc. (previously known as Digirad Corporation).

(c)    The provisions of Sections 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 of the Loan Agreement are hereby amended to extend and apply to each Borrower and ATRM Holdings, Inc.

2.    Borrower Confirmation of Loan Documents. Nothing contained herein shall limit, impair, terminate or revoke the obligations of the parties under the Loan Documents, and such obligations shall continue in full force and effect in accordance with the respective terms and provisions of the Loan Documents, as modified hereby. Borrower hereby ratifies and agrees to pay when due all sums due or to become due or owing under the Loan Agreement or the other Loan Documents and the parties shall hereafter faithfully perform all of its obligations under and be bound by all of the provisions of the Loan Documents, as modified hereby, and hereby ratifies and reaffirms all of its obligations and liabilities under the Loan Documents, as modified hereby.

3.    Same Indebtedness; Priority of Liens Not Affected. This Agreement and the execution of the other documents required to be executed in connection herewith do not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Loan Documents, nor will they in any way affect or impair the liens and security interests created by the Loan Documents except as otherwise provided with respect to the Discharge. The parties agree that the lien and security interests created by the Loan Documents continue to be in full force and effect, unaffected and unimpaired by this Agreement and that said liens and security interests shall so continue in their perfection and priority until the Obligations secured by the Loan Documents are fully discharged.

4.    Release and Covenant Not to Sue. Each of Borrower and Guarantor and the Credit Parties on behalf of itself and its affiliates, heirs, successors and assigns (collectively, “Releasing Parties”), hereby releases and forever discharges Lender, any trustee of the Loans, any servicer of the Loans, each of their respective predecessors-in-interest and successors and assigns, together with the officers, directors, partners, employees, investors, certificate holders and agents of each of the foregoing (collectively, the “Lender Parties”), from all debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, inactions, liabilities, demands or causes of action of any nature, at law or in equity, known or unknown, which such Releasing Party has or had prior to and including the date hereof relating in any manner whatsoever to matters arising out of: (a) the Loans, including, without limitation, its funding, administration and servicing; (b) the Loan Documents; or (c) any reserve and/or escrow balances held by Lender or any servicers of the Loans.

5.    Indemnity. Borrower, Guarantor and each of the Credit Parties, jointly and severally, agree to reimburse, defend, indemnify and hold Lender harmless from and against any and all liabilities, claims, damages, penalties, reasonable expenditures, losses or charges (including, but not limited to, all reasonable legal fees and court costs), which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any fraudulent conduct of Borrower, Guarantor or any Credit Party in connection with this Agreement or of any breach of any of the representations or warranties made in any material respect.

6.    Costs and Expenses. The following fees, costs and expenses charged or incurred by Lender as a result of the Loans to Borrower in connection with this Agreement and the actions contemplated hereunder shall be paid by the Borrower on the Effective Date: (i) an amendment fee of $2,500 which shall be deemed earned and payable on the Effective Date and not subject to proration; (ii) reasonable attorney's fees incurred by Lender's counsel; (iii) all out of pocket costs and expenses incurred by Lender. To the extent that Borrower fails to satisfy any obligation under this Section 6, Guarantor shall be liable.

7.    Notices. With respect to all notices or other written communications hereunder, such notice or written communication shall be given in writing, and shall be deemed effective upon delivery pursuant to the Loan Agreement.

8.    Loan Documents. This Agreement and all other documents executed in connection herewith shall each constitute a Loan Document for all purposes under the Note, the Guaranty, the Subordination Agreement, the Loan Agreement and the other Loan Documents. All references in each of the Loan Documents to the Loan Agreement shall be deemed to be a reference to the Loan Agreement as amended by this Agreement and as the same may be further amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time. All references in each of the Loan Documents to the Loan Documents or to any particular Loan Document shall be deemed to be a reference to such Loan Documents as amended by this Agreement, and as the same may be further amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time. All references in the Loan Documents to a particular section of a Loan Document shall be deemed to be a reference to the particular section of such Loan Document as amended by this Agreement, and as the same may be further amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time.

9.    No Other Amendments. Except as expressly amended hereby, each Loan Document shall remain in full force and effect in accordance with its terms and provisions, without any waiver, amendment or modification of any provision thereof.

10.    No Further Modifications. This Agreement may not be amended, modified or otherwise changed in any manner except by a writing executed by all of the parties hereto.

11.    Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, such provision shall be deemed to have been modified to the extent necessary to make it valid, legal and enforceable. The validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12.    Successors and Assigns. This Agreement is binding on, and shall inure to the benefit of the parties hereto, their administrators, executors, and successors and assigns; provided, however, that Borrower, each Credit Party and each Guarantor may only assign its rights hereunder to the extent permitted in the Loan Documents.

13.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws provisions of said state.

14.    Entire Agreement. This Agreement constitutes all of the agreements among the parties relating to the matters set forth herein and supersedes all other prior or concurrent oral or written letters, agreements and understandings with respect to the matters set forth herein.

15.    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed is deemed to be an original and all of which taken together constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

16.    WAIVER OF TRIAL BY JURY. BORROWER, GUARANTOR, EACH OF THE CREDIT PARTIES AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.
[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written.

LENDER:

GERBER FINANCE, INC.

By: /s/ Kevin McGarry     Name: Kevin McGarry
Title: Chief Credit Officer

BORROWER:

KBS BUILDERS, INC.

By: /s/ Matthew Mosher     Name: Matthew Mosher Title:    General Manager

GUARANTOR:

ATRM HOLDINGS, INC.

By: /s/ David J. Noble     Name: David J. Noble
Title: President

STAR EQUITY HOLDINGS, INC.

By: /s/ Jeffrey E. Eberwein
Name: Jeffrey E. Eberwein
Title: Executive Chairman

[Signature Page to Sixteenth Amendment to Loan and Security Agreement-Consent Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written.

LENDER:

GERBER FINANCE, INC.

By:/s/ Jennifer Palmer
Name: Jennifer Palmer
Title: Chief Executive Officer

BORROWER:

KBS BUILDERS, INC.

By:/s/ Matthew Mosher
Name: Matthew Mosher
Title:    General Manager

GUARANTOR:

ATRM HOLDINGS, INC.

By:/s/ David J. Noble
Name: David J. Noble
Title: President

STAR EQUITY HOLDINGS, INC.

By: /s/ Jeffrey E. Eberwein
Name: Jeffrey E. Eberwein
Title: Executive Chairman

[Signature Page to Sixteenth Amendment to Loan and Security Agreement-Consent Page Follows]

CONSENT TO SIXTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

We hereby consent and agree to the attached terms of the Sixteenth Amendment to Loan and Security Agreement.

LONE STAR VALUE CO-INVEST I, LP
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By: /s/ Jeffrey E. Eberwein
Name: Jeffrey E. Eberwein
Title: Sole Member, Lone Star Value Investors GP, LLC

LONE STAR VALUE MANAGEMENT, LLC
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By: /s/ Jeffrey E. Eberwein
Name: Jeffrey E. Eberwein
Title: CEO

STAR PROCUREMENT, LLC
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By: /s/ David J. Noble
Name: David Noble
Title:    Manager

ATRM HOLDINGS, INC.
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By: /s/ David J. Noble
Name: David J. Noble
Title: President

STAR EQUITY HOLDINGS, INC.
(as Creditor pursuant to Amended and Restated Subordination Agreement dated January 31, 2020)

By: /s/ Jeffrey E. Eberwein
Name: Jeffrey E. Eberwein
Title:    Executive Chairman

[Signature Page to Consent to Sixteenth Amendment to Loan and Security Agreement- continued on following page]

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

The undersigned, an ancillary guarantor of the indebtedness of KBS BUILDERS, INC (“Borrower”) to GERBER FINANCE, INC. (“Lender”) pursuant to guaranties dates November 20, 2017 and September 28, 2018 hereby (i) acknowledge receipt of the foregoing Amendment;
(ii) consent to the terms and execution thereof; (iii) reaffirm his obligations to Lender pursuant to the terms of his Guaranty; and (iv) acknowledge that Lender may amend, restate, extend, renew or otherwise modify the Loan Agreement and any indebtedness or agreement of Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under his/its Guaranty for all of Borrower's present and future indebtedness to Lender.

/s/ Jeffrey E. Eberwein
Jeffrey E. Eberwein

[End of Acknowledgment of Consent to Sixteenth Amendment to Loan and Security Agreement]